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                                                                    EXHIBIT 10.6


                           INVESTORS' RIGHTS AGREEMENT


                  This Investors' Rights Agreement is made and entered into as of September 12, 1996 by and among 3Dfx Interactive, Inc. (the "Company") the undersigned holders of capital stock or warrants to purchase capital stock of the Company (the "Investors") and the undersigned purchasers of Series C Preferred Stock of the Company (the "Purchasers"). The Investors and other holders of shares of the Company's Series A and Series B Preferred Stock, or warrants to purchase shares of Series A and Series B Preferred Stock, enjoying certain registration rights and rights regarding receipt of information pursuant to an Investors' Rights Agreement dated February 14, 1996 (the "Prior Agreement") and the Purchasers are sometimes collectively referred to as the "Shareholders". The names of the Investors and the Purchasers are set forth on the Schedule of Investors and Purchasers attached hereto as Schedule A.

                                    RECITALS:

                  A. The Company will issue to the Purchasers an aggregate of up to 2,800,000 shares of Series C Preferred Stock pursuant to a Series C Preferred Stock Purchase Agreement dated as of September 12, 1996, (the "Series C Agreement").

                  B. The Purchasers have required that certain registration and other rights be granted to them with respect to the securities of the Company to be acquired.

                  C. The Investors hold the majority of the shares of Series A and Series B Preferred Stock of the Company, or warrants to purchase shares of Series A and Series B Preferred Stock of the Company, enjoying certain registration rights and rights regarding receipt of information pursuant to the Prior Agreement. The Investors hereby agree that all such rights under the Prior Agreement are hereby terminated and superseded by the rights provided under this Agreement, which Agreement supersedes and replaces the Prior Agreement in its entirety.
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                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the parties agree as follows:


1.       Restrictions on Transfer; Registration Rights.

         1.1      Definitions. As used herein:

                  (a) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of the effectiveness of such registration statement.

                  (b) For the purposes hereof, the term "Registrable
Securities" means shares of (i) any and all Common Stock of the Company issued or issuable upon conversion of shares of the Series A Preferred Stock of the Company issued pursuant to the Series A Preferred Stock Purchase Agreement dated as of March 13, 1995, which have not been previously resold to the public in a registered public offering, (ii) any and all Common Stock of the Company issued or issuable upon conversion of shares of the Series B Preferred Stock of the Company issued pursuant to the Series B Preferred Stock Purchase Agreement dated February 14, 1996, which have not been previously resold to the public in a registered public offering, (iii) any and all Common Stock of the Company issued or issuable upon conversion of shares of the Series C Preferred Stock of the Company issued pursuant to the Series C Agreement, which have not been previously resold to the public in a registered public offering, (iv) any and all Common Stock of the Company issued or issuable upon conversion of up to 87,500 shares of the Series A Preferred Stock of the Company issued or issuable upon exercise of a warrant to purchase shares of Series A Preferred Stock issued by the Company to Lighthouse Capital Partners, which have not been previously resold to the public in a registered public offering, (v) any and all Common Stock of the Company issued or issuable upon conversion of up to 336,817 shares of the Series B Preferred Stock of the Company issued or issuable upon exercise of warrants to purchase shares of Series B Preferred Stock which have been issued by the Company to MMC\GATX Partnership No. I, Silicon Valley Bank and Taiwan Semiconductor Manufacturing Corporation, which have not been previously resold to the public in a registered public offering, (vi) stock issued with respect to or in any exchange for or in replacement


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of stock included in subparagraphs (i), (ii), (iii), (iv) and (v) above which have not been previously resold to the public in a registered public offering, and (vii) stock issued in respect of the stock referred to in (i), (ii), (iii),
(iv), (v) and (vi) above as a result of a stock split, stock dividend or the like, which have not been previously resold to the public in a registered public offering.

                  (c) The terms "Holder" or "Holders" mean any person or persons to whom Registrable Securities were originally issued and who execute this Agreement or qualifying transferees under Section 3 hereof who hold Registrable Securities.

                  (d) The term "Initiating Holders" means any Holder or Holders of in the aggregate at least 40% of the Registrable Securities which have not been previously resold to the public in a registered public offering.

                  (e) The term "Majority Holders" means holders of a majority of Registrable Securities included in a particular registration.

         1.2      Requested Registration.

                  (a) Request for Registration. In case the Company shall receive from the Initiating Holders a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:

                      (i) within ten (10) days after its receipt thereof give written notice of the proposed registration to all other Holders; and

                      (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, preparation of a registration statement and prospectus complying as to form with the requirements of the Securities Act, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as is specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within 20 days after receipt of such written notice from the Company;


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provided, that the Company shall not be obligated to take any action to effect such registration pursuant to this Section 1.2:

                                            (A)  Prior to the earlier of (1)
March 3, 1999, or (2) 270 days following the effective date of the Company's first registered offering to the general public of its securities for its own account; or

                                            (B)  In any particular jurisdiction
in which the Company would be required to execute a general consent to service of process in effecting such registration; or

                                            (C)  After the Company has effected
two such registrations pursuant to this subsection 1.2(a) and such registrations have been declared or ordered effective for the period set forth in Section 1.6(a); or

                                            (D)  If the Registrable Securities
to be registered have an anticipated offering price to the public of less than $5,000,000.

Subject to the foregoing clauses (A) through (D), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practical, but in any event within ninety (90) days after receipt of the request or requests of the Initiating Holders; provided, however, that if such request is made prior to the completion of the Company's initial public offering of securities, and if the Company shall furnish to such Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company for such registration statement to be filed at the date filing would be required and it is therefore essential to defer the filing of such registration statement, the Company shall be entitled to delay the filing of such registration statement not more than once for an additional period of up to one hundred and twenty (120) days.

                  (b) Underwriting. If the Majority Holders intend to distribute the Registrable Securities covered by their request by means of an under writing, they shall so advise the Company as a part of their request made pursuant to Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a)(i). The right of any Holder to registration pursuant to Section 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by the Majority Holders and such Holder) to the extent provided herein. The Company shall (together with all Holders proposing to distribute their securities through such


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underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Majority Holders, provided, however, that the managing underwriter shall be approved by the Company, which approval shall not be unreasonably withheld. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Majority Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the Majority Holders shall so advise all Holders of Registrable Securities who have elected to participate in such offering, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all such Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders. If any Holder of Registrable Securities disapproves of the terms of the underwriting, he may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. Any Registrable Securities which are excluded from the underwriting by reason of the underwriter's marketing limitation or withdrawn from such underwriting shall be withdrawn from such registration. If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account (or for the account of employees and other holders, at the Company's sole discretion) in such registration if the underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited by the underwriter.

         1.3      Company Registration.

                  (a) Right to Include. If at any time or from time to time, the Company proposes to register any of its securities, for its own account or the account of any of its shareholders other than the Holders, (other than a registration relating solely to employee stock option or purchase plans, or a registration relating solely to an SEC Rule 145 transaction, or a registration on any other form, other than Form S-1, S-2, S-3, SB-2 or any successor to such form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) the Company will:

                      (i)   promptly give to each Holder written notice thereof;
and

                      (ii) include in such registration (and any related qualification under blue sky laws or other compliance with applicable laws), and in any underwriting involved therein, all the Registrable Securities specified in a


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written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder or Holders to be included in any such registration, except as set forth in subsection 1.3(b) below.

                  (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to subsection 1.3(a)(i). In such event the right of any Holder to registration pursuant to Section 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.3, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting (i) completely, in the case of the Company's initial public offering, or (ii) to not less than 20% of the shares to be included in any other registration that is solely for the account of the Company. In the event of a cutback by the under writers of the number of Registrable Securities to be included in the registration and underwriting, the Company shall advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all of such Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

         1.4 Form S-3. After its initial public offering, the Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form. After the Company has qualified for the use of Form S-3, Holders of the outstanding Registrable Securities shall have the right to request up to two (2) registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of Shares by such Holders), subject only to the following:


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                  (a) The Company shall not be required to effect a registration pursuant to this Section 1.4 within 180 days of the effective date of any registration referred to in Sections 1.2 or 1.3 above.

                  (b) The Company shall not be required to effect a registration pursuant to this Section 1.4 unless the Holder or Holders requesting registration propose to dispose of shares of Registrable Securities having an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least $1,000,000.

                  (c) The Company shall not be required to effect more than one registration pursuant to this Section 1.4 in any consecutive 12 month period.

         The Company shall promptly give written notice to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this Section 1.4 and shall provide a reasonable opportunity for other Holders to participate in the registration, provided that if the registration is for an under written offering, the terms of subsection 1.2(b) shall apply to all participants in such offering. Subject to the foregoing, the Company will use its best efforts to effect as promptly as practicable the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the Holder or Holders thereof for purposes of disposition; provided, however, that if the Company shall furnish to such Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgement of the Board of Directors it would be seriously detrimental to the Company for such registration statement to be filed at the date filing would be required and it is therefore essential to defer the filing of such registration statement, the Company shall be entitled to delay the filing of such registration statement for such a period that the Board determines in good faith to be necessary, which in no event shall exceed, one hundred and twenty
(120) days. Any registration pursuant to this Section 1.4 shall not be counted as a registration pursuant to Section 1.2.

         1.5 Expenses of Registration. All expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 1, including without limitation, all registration, filing and qualification fees, printing expenses, exchange or NASDAQ listing fees, fees and disbursements of counsel for the Company and fees and expenses of any special audits incidental to or required by such registration, shall be borne by the Company except as follows:


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                  (a) The Company shall not be required to pay for expenses of any registration proceeding begun pursuant to Section 1.2 or 1.4, the request for which has been subsequently withdrawn by the Majority Holders (other than as a result of the Company's deferral), in which such case, such expenses shall be borne by the Holders requesting inclusion in such registration; provided, however, that in lieu of paying such expenses the Majority Holders may elect to forfeit their right to request one registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal the Majority Holders have learned of a material adverse change in the business, condition or prospects of the Company from that known to the Majority Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such change, then the Holders shall not be required to pay any such expenses and shall retain their rights to such registration pursuant to Section 1.2.

                  (b) The Company shall not be required to pay fees of legal counsel of a Holder except for a single counsel acting on behalf of all selling Holders (which counsel shall also be counsel to the Company unless counsel to the Company has a conflict of interest with respect to the representation of any selling Holder or the underwriters object to the selling Holders' representation by Company counsel).

                  (c) The Company shall not be required to pay underwriters' fees, discounts or commissions relating to the Registrable Securities.

         1.6 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

                  (a) Keep such registration, qualification or compliance pursuant to Sections 1.2, 1.3 or 1.4 effective for a period of 180 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;


                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.


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                  (c) Furnish to the Holders such numbers of copies of a
prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them;

                  (d) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (e) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such United States jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                  (f) Cause all such Registrable Securities registered under this Section 1 to be listed on each securities exchange or reporting system on which similar securities issued by the Company are then listed; and

                  (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with such registration, if such securities are being sold through underwriters or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.


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         1.7      Indemnification.

                  (a) The Company will indemnify and hold harmless each Holder of Registrable Securities, each of its officers, directors and partners, and each person controlling such Holder, with respect to which such registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter of the Registrable Securities held by or issuable to such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any preliminary or final prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company relating to action or inaction required of the Company in connection with any rule or regulation promulgated under the Securities Act or any state securities law applicable to the Company and will reimburse (on an as incurred basis) each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company in an instrument duly executed by such Holder or underwriter specifically for use therein, and provided further that the agreement of the Company to indemnify any underwriter and any person who controls such underwriter contained herein with respect to any such preliminary prospectus shall not inure to the benefit of any underwriter, from whom the person asserting any such claim, loss, damage, liability or action purchased the stock which is the subject thereof, if at or prior to the written confirmation of the sale of such stock, a copy of the prospectus (or the prospectus as amended or supplemented) was not sent or delivered to such person, excluding the documents incorporated therein by reference, and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the prospectus (or the prospectus as amended or supplemented).

                  (b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless


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the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any preliminary or final prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse (on an as incurred basis) the Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company in an instrument duly executed by such Holder specifically for use therein, and provided further that the agreement of the Holder to indemnify any underwriter and any person who controls such underwriter contained herein with respect to any such preliminary prospectus shall not inure to the benefit of any underwriter, from whom the person asserting any such claim, loss, damage, liability or action purchased the stock which is the subject thereof, if at or prior to the written confirmation of the sale of such stock, a copy of the prospectus (or the prospectus as amended or supplemented) was not sent or delivered to such person, excluding the documents incorporated therein by reference, and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the prospectus (or the prospectus as amended or supplemented). Notwithstanding the foregoing, in no event shall the indemnification provided by any Holder hereunder exceed the gross proceeds received by such Holder for the sale of such Holder's securities pursuant to such registration.

                  (c) Each party entitled to indemnification under this Section
1.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought. The Indemnified Party shall promptly permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided


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that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably be withheld). The Indemnified Party may participate in such defense and hire counsel at such party's own expense (or at the Indemnifying Party's expense, in the event that a conflict of interest exists between Indemnifying Party's counsel and the Indemnified Party's counsel). The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless and only to the extent that such failure is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Any Indemnified Party shall reasonably cooperate with the Indemnifying Party in the defense of any claim or litigation brought against such Indemnified Party.

     If the indemnification provided for in this Section 1.7 is for any reason not available to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as will as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  1.8 Lock-Up Provision. Upon receipt of a written request by the Company or by its underwriters, the Holders shall not sell, sell short, grant an option to buy, or otherwise dispose of shares of the Company's Common Stock or other securities (except for any such shares included in the registration) for a period of one hundred and twenty (120) days following the effective date of the initial registration of the Company's securities (other than any transfer of shares as a bona fide gift or gifts, or by will or intestacy or, if the Holder is a


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
partnership or corporation, any distribution by such partnership or corporation to its partners or shareholders); provided, however, that such Holder shall have no obligation to enter into the agreement described in this Section 1.8 unless all executive officers and directors of the Company and all other Holders and holders of other registration rights from the Company enter into similar agreements. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said 120-day period.

         1.9      Information by Holder. The Holder or Holders of
Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

         1.10     Rule 144 Reporting.

                  (a) With a view to making available to Holders of Registrable Securities the benefits of certain rules and regulations of the Securities and Exchange Commission (the "SEC") which may permit the sale of the Registrable Securities to the public without registration, at all times after 90 days after the effective date of the first registration filed by the Company for an offering of its securities to the general public the Company agrees to:

                      (i) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 under the Securities Act;

                      (ii) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

                      (iii) So long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon such Holder's request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably


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request in availing itself of any rule or regulation of the SEC allowing such
Holder to sell any such securities without registration.

                  1.11 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2, 1.3 or 1.4 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which (i) could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a)(ii)(A) or (ii) would result in the registration of such parties' securities to the exclusion of any securities requested to be included in such registration under Section 1.3 hereof.

                  1.12 Termination. The rights of a Holder under this Agreement shall terminate on the earlier to occur of (a) the sixth anniversary of the closing of the Company's first registered public offering of its securities, or
(b) the date on which a Holder can sell all of its Registrable Securities without registration pursuant to Rule 144 within a three (3) month period, unless at the time the Holder's Registrable Securities represent more than one percent (1%) of the outstanding capital stock of the Company.

         2.       Covenants of the Company.

                  2.1 Financial Information. So long as a Shareholder (together with any permitted assigns who are affiliates) continues to hold at least 25,000 shares of Preferred Stock or shares of Common Stock issued upon conversion of Preferred Stock or any combination of the foregoing (collectively, the "Securities"), the Company will furnish the following information to the
Shareholder:

                      (a) Annual Financials. As soon as practicable after the end of each fiscal year, and in any event within 120 days thereafter, the Company will provide the Shareholder with consolidated balance sheets of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of operations and consolidated statements of cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles, all in reasonable detail, certified by independent public auditors of recognized national standing selected by the Company; provided, however, that until the Company shall have revenues in excess of $10,000,000, such financial statements may be reviewed but not audited.

                      (b) Quarterly Financials. As soon as practicable after the end of each fiscal quarter (except the fourth fiscal quarter), and in any event within 45 days thereafter, the Company will provide the Shareholder with consolidated balance sheets of the Company and its subsidiaries, if any, as at the end of such fiscal quarter, and consolidated statements of operations and consolidated statements of cash flows of the Company and its subsidiaries, if any, for such quarter, prepared in accordance with generally accepted accounting principles (except for required footnotes and for minor year-end adjustments), all in reasonable detail, certified by the chief financial officer of the Company.

                  2.2 Additional Information. So long as a Shareholder (together with permitted assigns who are affiliates) continues to hold at least 250,000 shares of Preferred Stock, the Company shall provide such Shareholder with copies of any information provided to members of the Company's Board of Directors.

                  2.3 Confidentiality of Information. All information obtained by a Shareholder pursuant to Section 2.1 and 2.2 shall be deemed proprietary and confidential to the Company and will not be disclosed by a Shareholder to any person or entity without the prior written consent of the Company. This restriction shall not apply to information which is (i) previously known or thereafter becomes known to the public, (ii) received by a Shareholder on a non-confidential basis from other sources or (iii) disclosed pursuant to a governmental regulation or order, provided that prior to disclosure the disclosing party notifies the Company of such proposed disclosure in order to permit the Company to seek confidential treatment of such information.

                  2.4 Employee Stock Purchase and Option Agreements. The Company agrees that it will utilize, in connection with any stock purchase or stock option agreements entered into with officers, directors, employees or consultants pursuant to equity incentive plans adopted by the Board of Directors of the Company, vesting provisions providing in substance that such stock or options shall vest at the rate of 25% of such shares one year after the option grant date (which will be no earlier than the date of hire or appointment) and 1/48th of the shares monthly thereafter; provided, however, such vesting rate may be changed or accelerated if unanimously approved by the Company's Board of Directors. In addition, each such stock purchase or stock option agreement shall contain a "market stand-off" provision, pursuant to which the recipient of stock pursuant to such agreement will agree, upon request, not to sell or otherwise transfer any securities of the Company during a period of up to 120 days following the effective date of the initial registration statement pursuant to which the Company registers shares of its Common Stock for sale to the public and any other registration statement filed within three years of such initial statement.

                  2.5 Termination of Covenants. The Company's obligation to deliver the information required under subsections 2.1 (a) and (b) and under
Section 2.2 above shall terminate upon the date on which the Company is required to file a report with the SEC pursuant to Section 13(a) of the Exchange Act by reason of the Company having registered any of its securities pursuant to
Section 12(g) of the Exchange Act.

                  2.6 Attendance at Board Meetings. As long as Chase Venture Capital Associates, L.P., formerly known as Chemical Venture Capital Associates, A California Limited Partnership ("CVCA") and/or any affiliate (the "Major Purchaser") hold at least 800,000 shares of Securities, Major Purchaser (or its representative) shall have the right to attend all meetings of the Board of Directors in a nonvoting observer capacity, to receive notice of such meetings and to receive the information provided by the Company to the Board of Directors; provided, however, that the Company may require as a condition precedent to Major Purchaser's rights under this Section 2.6 that each person proposing to attend any meeting of the Board of Directors and each person to have access to any of the information provided by the Company to the Board of Directors shall agree to be bound by Section 2.3; and provided further that the Company reserves the right not to provide information and to exclude such Major Purchaser (or its representative) from any meeting or portion thereof if delivery of such information or attendance at such meeting by such Major Purchaser (or its representative) would adversely affect the attorney-client privilege between the Company and its counsel, as determined in good faith by the Board of Directors based upon an opinion of counsel. The rights of the Major Purchaser under this Section 2.6 shall terminate upon the date on which the Company is required to file a report with the SEC pursuant to Section 13(a) of the Exchange Act by reason of the Company having registered any of its securities pursuant to Section 12(g) of the Exchange Act.

         3.       Right to Maintain.

                  3.1 "New Securities". For purposes of this Section 3, the term "New Securities" shall mean shares of Common Stock, Preferred Stock or any other class of capital stock of the Company, whether or not now authorized, securities of any type that are convertible into shares of such capital stock, and options, warrants or rights to acquire shares of such capital stock. Notwithstanding the foregoing, the term "New Securities" will not include (a) securities issuable upon conversion of the Series A, Series B and Series C Preferred Stock; (b) securities issued in connection with bona fide equipment lease or working capital debt financings with lending institutions; (c) securities offered to the public pursuant to a registration statement filed under the Securities Act; (d) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets, or other reorganization whereby the Company owns not less than fifty-one percent (51%) of the voting power of such corporation; (e) shares of Common Stock (or related options or warrants) issued or issuable at any time to employees or consultants of the Company for compensation purposes, pursuant to any stock offering, plan or arrangement approved by the Board of Directors; (f) securities issued upon exercise or conversion of options, warrants and other convertible securities outstanding on the date hereof and described in the Series C Agreement or the Schedules thereto, including those securities sold pursuant to the Series C Agreement; (g) shares of Common Stock or Preferred Stock issued in connection with any stock split, stock dividend or recapitalization by the Company; and (h) any security if holders of at least a majority of the outstanding shares of Series A, Series B and Series C Preferred Stock consent in writing that the rights under this Section 3 shall not apply to such securities.

                  3.2 Grant of Rights. Subject to the terms specified in this
Section 3, the Company hereby grants to (a) each Shareholder the right of first refusal to purchase a portion of any issue of New Securities which the Company hereafter may from time to time propose to issue and sell as shall maintain the Shareholder's pro rata percentage ownership of the Company's capital stock. The "pro rata" percentage ownership of a Shareholder is calculated by dividing (i) the number of shares of Common Stock held by the Shareholder plus the total number of shares of Common Stock issuable upon the conversion of all Preferred Stock then held by the Shareholder by (ii) the total number of shares of Common Stock then outstanding, including shares issuable upon conversion of any Preferred Stock.

         3.3      Procedure.

                  (a) In the event the Company proposes to undertake an issuance of New Securities, it shall give the Shareholders written notice of its intention, describing the type of New Securities, the proposed purchasers, the price and all other material terms upon which the Company proposes to issue the same. A Shareholder shall have 15 days from the date of receipt of any such notice to agree to purchase up to its pro rata share of such New Securities for the price and upon the terms specified in the Company's notice by giving written notice to the Company to such effect and stating therein the quantity of New Securities to be purchased.

                  (b) In the event a Shareholder fails to exercise its right to purchase its pro rata share of the New Securities within such 15 day period, the Company shall have 90 days thereafter to sell or enter into an agreement to sell any New Securities not purchased by Shareholders exercising their rights at a price and upon terms no more favorable to the purchaser than the terms specified in the Company's notice to the Shareholders, after which 90 day period the Company shall not thereafter sell such New Securities without first offering a portion to the Shareholders in accordance with this Section 3.

         3.4      Termination of Rights. The rights granted under this
Section 3 shall expire (a) as to all Shareholders, upon the closing of a public offering which, under the terms of the Company's Articles of Incorporation as then in effect, shall cause the automatic conversion of all shares of the Company's Preferred Stock into Common Stock and (b) as to any Shareholder if such Shareholder fails to exercise its right to purchase its pro rata share of the New Securities as provided in this Section 3 in an offering of New Securities in which the holders of a majority of the Registrable Securities exercise their rights to purchase their pro rata shares of such New Securities, and such failure was not at the written request of the Company.

4.       Assignment of Rights.

         The rights granted pursuant to this Agreement may be assigned by a Shareholder or its transferee upon sale or transfer (other than a sale to the public) of at least 25,000 shares of Registrable Securities (as adjusted for stock dividends, stock splits, recapitalizations and the like) held by a Shareholder, or in connection with any transfer or assignment by a Shareholder of any number of shares to any partner, retired partner or shareholder of such Shareholder or any transfer to spouses and ancestors, lineal descendants and siblings of such partners or shareholders or spouses who acquire Registrable Securities by gift, will or intestate succession, provided that such rights may not be assigned to a transferee which the Company reasonably believes is a competitor or intends to become a competitor of the Company and provided further that the Company is given prompt notice of such transfer and any such transferee shall agree to become subject to the obligations of the Shareholders under this Agreement.

         5.       Miscellaneous.

                  5.1 Amendment or Waiver. Any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and Holders holding at least a majority of the outstanding Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the parties hereto and their successors and assigns; provided that no amendment or modification may discriminate against a holder of Registrable Securities without such holder's consent.

                  5.2 Governing Law. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

                  5.3 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject hereof and it supersedes, merges, and renders void any and all prior understandings and/or agreements, written or oral, with respect to such subject matter.

                  5.4 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be personally delivered, mailed by certified or registered mail, postage prepaid, or delivered by overnight delivery or express courier, addressed to the Holders at their addresses shown on the records of the Company or, to the Company, at its principal executive office, or at such other address as the Company or any Holder shall hereafter furnish in writing. All notices that are mailed shall be deemed delivered five (5) days after deposit in the United States mail.

                  5.5 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  5.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  5.7 Attorney's Fees. If any legal action is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  5.8 SBIC Matters. Each Shareholder agrees to take whatever action may be required in order to carry out the purposes and effects of those certain side letter agreements between the Company and each of Chase Venture Capital Associates, L.P., formerly known as Chemical Venture Capital Associates, A California Limited Partnership, and Norwest Equity Partners V, A Minnesota Limited Liability Partnership, in the forms attached to the Series C Agreement as Exhibits D and E; provided that no Shareholder shall be required to take any action if it would have a material and adverse effect on such Shareholder.

                  5.9 Confidentiality. The Company and the Shareholders shall not use Intel Corporation's ("Intel") or its affiliates' names or refer to Intel or its affiliates directly or indirectly in connection with Intel's or its affiliates' relationship with the Company in an advertisement, news release or professional or trade publication, or in any other manner, unless otherwise required by law, regulation, executive order, order or decree of any court or governmental authority or with Intel's prior written consent. The Company and the Shareholders agree that there will be no press release or other public statement issued by either party relating to this Agreement, the Series C Agreement, the Co-Sale Agreement or any other agreement entered into between the Company and Intel or the transactions contemplated hereby or thereby unless required by law. If the Company or any Shareholder determines that it is required by law to file this Agreement or any such other agreements with the SEC, it shall, a reasonable time before making any such filing, consult with Intel regarding such filing and, if Intel reasonably requests, shall file with the SEC a request seeking confidential treatment for such portions of those agreements as may be reasonably requested by Intel.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                                       3DFX INTERACTIVE, INC.



                                       By:______________________________________

                                       Title:___________________________________


                                       PURCHASERS:

                                       _________________________________________
                                              [print name of Purchaser]


                                       By:______________________________________

                                       By:______________________________________


                                       By:______________________________________

                                       Title:___________________________________






Investors' Rights Agreement
Signature Page                        -21-

                                         INVESTORS:

                                         _______________________________________
                                                [print name of Investor]



                                         By:____________________________________

                                         By:____________________________________


                                         By:____________________________________

                                         Title:_________________________________





Investors' Rights Agreement
Signature Page                        -22-

                                   Schedule A


Investors Holding a Majority of the Registrable Securities under the Prior Agreement.

U.S. Venture Partners IV, L.P.
Second Ventures II, L.P.
USVP Entrepreneur Partners II, L.P.
Venrock Associates II, L.P.
Venrock Associates
Norwest Equity Partners V
Chase Venture Capital Associates, L.P.,
(formerly known as Chemical Venture Capital Associates)

Other Holders of Registrable Securities under the Prior Agreement
Charter Ventures II, L.P.
Gordon Campbell
Frank Madren
Gary Martin
Darryl Foster
Jon H. Beedle & Sandra L. Beedle Family Trust DTD 6/12/91


John Montgomery

Richard Christopher
Stephanie C. Dorris

Henri Jarrat
George E. Miller, Jr.

Stephen J. Zelencik

David J. Fisher
William A. Bennett & Karen L. Bennett Revocable Trust DTD 6-30-88

Leslie T. Harlan
Marc A. Friend
Adam C. Joseph
Phillip H. Ribbs
Stephen H. Ribbs and Sylvie Ribbs
Kurt P. Preising and Theresa O. Preising
Western Widgets C.N.C. Inc.

Marver Living Trust DTD 12/24/92 James D. Marver, Trustee

GCA Investments 96

Mitsui & Co., Ltd.
Mitsui Comtek Corp.
Gregory Sollers
Bernard V. and Theresa V. Vonderschmitt Joint Declaration of Trust S.C. Cubed Investment Partnership
Sobrato 1979 Revocable Trust
Eddie Kawamura
Brian J. Currie
Marc E. Jones
Marian Klein
Koji Morihiro
Richard Stubblefield
David E. Scott
Jatinder Makker
Henry O'Hara
George S. Taylor
John Payne
Jeffrey A. Thomas
Ivonne Valdes
Donald Bell
Russell Devore

Holders of Warrants exercisable into Registrable Securities

Lighthouse Capital Partners, L.P.
MMC/GATX Partnership No. 1
Taiwan Semiconductor Manufacturing Corporation
Silicon Valley Bank



Transferees of Registrable Securities no longer enjoying rights as Registrable Securities under the Prior Agreement and this Agreement

Michael F. Hornig
Greg J. Moran
Leslie J. Hauser
Robert G. Pipkin


Investors' Rights Agreement
Signature Page

Jeffrey P. Kellman
James K. O'Brien
John J. and Janice K. Dorris
Douglas A. Westley

Purchasers.

U.S. Venture Partners IV, L.P.
Second Ventures II, L.P.
USVP Entrepreneur Partners II, L.P.
Venrock Associates II, L.P.
Venrock Associates
Charter Ventures II L.P.
Norwest Equity Partners V
Chase Venture Capital Associates, L.P.
Intel Corporation
Donald Bell
E.L. Gelbach
Steve Zelencik
Michael Reddon
Henri Jarrat
Sherman Cunningham
Gary Martin
Stephanie Dorris
Gregory Hedman
GCA Investments 96
Eddie Kawamura

                               AMENDMENT NO. 1 TO

                           INVESTORS' RIGHTS AGREEMENT


                  This Amendment No. 1 (the "Amendment") to the Investors' Rights Agreement dated as of September 12, 1996 is made and entered into as of November 25, 1996 by and among 3Dfx Interactive, Inc. (the "Company"), the holders of a majority of the issued and outstanding Registrable Securities (as defined in the Investors' Rights Agreement, the "Agreement") of the Company and certain purchasers of the Series C Preferred Stock of the Company (individually, a "Purchaser" and, collectively, the "Purchasers"). This Amendment is intended to be an amendment to the Agreement, the purpose of which is to grant registration rights to the Purchasers. This Amendment shall become effective as to the Company and all Holders when signed by the Company and by Holders holding a majority of the Registrable Securities then outstanding. All capitalized terms used, but not defined, herein shall have the same meanings ascribed to them in the Agreement. A copy of the Agreement is attached hereto as Exhibit A.

                                    RECITALS

                  A. The Company will issue to the Purchasers up to 812,248 shares of Series C Preferred Stock pursuant to a Series C Preferred Stock Purchase Agreement dated September 12, 1996, as amended as of on or about November 25, 1996.

                  B. The Purchasers have required that certain registration and other rights be granted to them with respect to the securities of the Company to be acquired.

                  C. The Company wishes to obtain the consent of the Holders of a majority of Registrable Securities currently outstanding to amend the Agreement to provide registration rights the Purchasers with respect to up to 812,248 shares of Series C Preferred Stock and to waive certain rights to maintain as set forth in Section 3 of the Agreement.

                  D. The Company and Holders of a majority of Registrable Securities now outstanding wish to amend Recital A of the Agreement as set forth below to permit the grant of such registration rights to the Purchasers and waive certain rights to maintain as set forth in Section 3 of the Agreement.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the parties agree as follows:

1. Amendment of Recital A. Recital A of the Agreement is amended to read in full as follows:

                  A. The Company will issue to the Purchasers an aggregate of up to 3,333,333 shares of Series C Preferred Stock pursuant to a Series C Preferred Stock Purchase Agreement dated as of September 12, 1996, as amended as of on or about November 25, 1996 (the "Series C Agreement").

2. Waiver of Rights. The Company and the holders of a majority of Registrable Securities hereby waive all rights pursuant to the provisions of
Section 3 of the Agreement with respect to the issuance and sale of shares of Series C Preferred Stock to the Purchasers.

3. Effect of Amendment; Counterparts. Except as amended as set forth in this Amendment, the Agreement shall continue in full force and effect. This Amendment may be executed in counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Notwithstanding anything in the Agreement to the contrary, each Purchaser shall become a party to the Agreement upon full execution of this Amendment by the Company, Holders of a majority of the Registrable Securities then outstanding and such Purchaser.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                                                     3DFX INTERACTIVE, INC.


                                                     By:________________________

                                                     Title:_____________________


                                                     PURCHASER:


                                                     By:________________________

                                                     Title:_____________________

                                  HOLDERS:

                                  U.S. Venture Partners IV, L.P.
                                  By Presidio Management Group IV, L.P.
                                  Its General Partner


                                  By_________________________________________

                                  Title______________________________________

                                  Address: 2180 Sand Hill Road, Suite 300
                                  Menlo Park, CA 94025



                                  Second Ventures II, L.P.
                                  By Presidio Management Group IV, L.P.
                                  Its General Partner


                                  By_________________________________________

                                  Title______________________________________

                                  Address: 2180 Sand Hill Road, Suite 300
                                  Menlo Park, CA 94025




                                  USVP Entrepreneur Partners II, L.P.
                                  By Presidio Management Group IV, L.P.
                                  Its General Partner


                                  By_________________________________________

                                  Title______________________________________

                                  Address: 2180 Sand Hill Road, Suite 300
                                  Menlo Park, CA 94025


       [SIGNATURE PAGE TO AMENDMENT NO. 1 TO INVESTORS' RIGHTS AGREEMENT]

                                         Venrock Associates


                                         By
                                           -------------------------------------

                                         Title    General Partner
                                              ----------------------------------

                                         Address:  755 Page Mill Road
                                                   Palo Alto, CA 94304



                                         Venrock Associates II, L.P.


                                         By
                                           -------------------------------------

                                         Title    General Partner
                                              ----------------------------------

                                         Address:  755 Page Mill Road
                                                   Palo Alto, CA 94304




                                         Charter Ventures II, L.P.


                                         By
                                           -------------------------------------

                                         Its
                                            ------------------------------------

                                         By
                                           -------------------------------------

                                         Title
                                              ----------------------------------

                                         Address:   525 University Avenue,
                                                    Suite 1500
                                                    Palo Alto, CA 94301



       [SIGNATURE PAGE TO AMENDMENT NO. 1 TO INVESTORS' RIGHTS AGREEMENT]

                                      Mitsui Comtek Corp.


                                      By________________________________________

                                      Title_____________________________________

                                      Address   12980 Saratoga Avenue
                                                Saratoga, CA 95070


                                      Mitsui & Co., Ltd.


                                      By________________________________________

                                      Title_____________________________________

                                      Address   C/o Mitsui Comtek Corp.
                                                12980 Saratoga Avenue
                                                Saratoga, CA 95070



                                      Norwest Equity Partners V,
                                      a Minnesota Limited Liability Partnership
                                      By: Itasca Partners V, L.L.P., General
                                      Partner


                                      By________________________________________
                                      George Still, Jr., Partner

                                      Address:  245 Lytton Ave., Suite 250,
                                                Palo Alto, California 94301-1426


       [SIGNATURE PAGE TO AMENDMENT NO. 1 TO INVESTORS' RIGHTS AGREEMENT]

                                       Chase Venture Capital Associates, L.P.,
                                       (formerly known as Chemical Venture
                                       Capital Associates, A California Limited
                                       Partnership)
                                       By: Chase Venture Partners (formerly
                                       known as Chemical Venture Partners), Its
                                       General Partner


                                       By_______________________________________

                                       Title____________________________________

                                       Address:  380 Madison Avenue,
                                       12th Floor
                                       New York, New York 10017





                                       Intel Corporation


                                       By_______________________________________

                                       Title____________________________________

                                       Address:  2200 Mission College Blvd.
                                                 Santa Clara, CA 95052-8119


       [SIGNATURE PAGE TO AMENDMENT NO. 1 TO INVESTORS' RIGHTS AGREEMENT]

                                          SEGA Enterprises, Ltd.


                                          By____________________________________

                                          Title_________________________________

                                          Address  2-12, Haneda 1-Chome
                                                   Ohta-Ku, Tokyo 144, Japan




                                          Williams Bally/Midway


                                          By____________________________________

                                          Title_________________________________

                                          Address  3401 North California Avenue
                                                   Chicago, IL  60618-5899



                                          UMAX Data Systems


                                          By____________________________________

                                          Title_________________________________

                                          Address  8F., 68, Sec. 3,
                                                   Nanking East Road
                                                   Taipei, Taiwan, R.O.C.


       [SIGNATURE PAGE TO AMENDMENT NO. 1 TO INVESTORS' RIGHTS AGREEMENT]

                                    EXHIBIT A


                      [Attach Investors' Rights Agreement]

                               AMENDMENT NO. 2 TO

                           INVESTORS' RIGHTS AGREEMENT


                  This Amendment No. 2 (the "Amendment") to the Investors' Rights Agreement dated as of September 12, 1996, as amended as of November 25, 1996, is made and entered into as of December 18, 1996 by and among 3Dfx Interactive, Inc. (the "Company"), the holders of a majority of the issued and outstanding Registrable Securities (as defined in the foregoing Investors' Rights Agreement, the "Agreement") of the Company and certain purchasers of the Series C Preferred Stock of the Company (individually, a "Purchaser" and, collectively, the "Purchasers"). This Amendment is intended to be an amendment to the Agreement, the purpose of which is to grant registration rights to the Purchasers. This Amendment shall become effective as to the Company and all Holders when signed by the Company and by Holders holding a majority of the Registrable Securities then outstanding. All capitalized terms used, but not defined, herein shall have the same meanings ascribed to them in the Agreement. A copy of the Agreement, as amended, is attached hereto as Exhibit A.

                                    RECITALS

                  A. The Company will issue to the Purchasers up to 161,948 shares of Series C Preferred Stock in a Third Closing (as defined in that certain Series C Preferred Stock Purchase Agreement dated September 12, 1996, as amended as of November 25, 1996 and on or about December 18, 1996, collectively, the "Series C Agreement") pursuant to the Series C Agreement.

                  B. The Purchasers have required that certain registration and other rights be granted to them with respect to the securities of the Company to be acquired.

                  C. The Company wishes to obtain the consent of the Holders of a majority of Registrable Securities currently outstanding to amend the Agreement to provide registration rights to the Purchasers with respect to up to 161,948 shares of Series C Preferred Stock sold in the Third Closing and to waive certain rights to maintain as set forth in Section 3 of the Agreement.

                  D. The Company and Holders of a majority of Registrable Securities now outstanding wish to amend Recital A of the Agreement as set forth below to permit the grant of such registration rights to the Purchasers and waive certain rights to maintain as set forth in Section 3 of the Agreement.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the parties agree as follows:

1. Amendment of Recital A. Recital A of the Agreement is amended to read in full as follows:

                  A. The Company will issue to the Purchasers an aggregate of up to 3,333,333 shares of Series C Preferred Stock pursuant to a Series C Preferred Stock Purchase Agreement dated as of September 12, 1996, as amended as of November 25, 1996 and on or about December 18, 1996 (the "Series C Agreement").

2. Waiver of Rights. The Company and the holders of a majority of Registrable Securities hereby waive all rights pursuant to the provisions of Section 3 of the Agreement with respect to (i) the issuance by the Company to Simon Szeto, a sole proprietorship doing business as SYMTEK, for $1.00 of a warrant to purchase 40,000 shares of Series C Preferred Stock at $3.75 per share (the "SYMTEK Warrant"), (ii) the issuance by the Company to Stanford University for $1.00 of a warrant to purchase 10,000 shares of Series C Preferred Stock at $3.75 per share (the "Stanford Warrant") and (iii) the issuance by the Company of up to 161,948 shares of Series C Preferred Stock at $3.75 per share in a Third Closing pursuant to the Series C Agreement.

3. Effect of Amendment; Counterparts. Except as amended as set forth in this Amendment, the Agreement shall continue in full force and effect. This Amendment may be executed in counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Notwithstanding anything in the Agreement to the contrary, each Purchaser shall become a party to the Agreement upon full execution of this Amendment by the Company, Holders of a majority of the Registrable Securities then outstanding and such Purchaser.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                                                     3DFX INTERACTIVE, INC.



                                                     By:________________________

                                                     Title:_____________________


                                                     PURCHASER:



                                                     By:________________________

                                                     Title:_____________________



       [SIGNATURE PAGE TO AMENDMENT NO. 2 TO INVESTORS' RIGHTS AGREEMENT]

                                     HOLDERS:

                                     U.S. Venture Partners IV, L.P.
                                     By Presidio Management Group IV, L.P.
                                     Its General Partner


                                     By_________________________________________

                                     Title______________________________________

                                     Address:  2180 Sand Hill Road
                                               Suite 300
                                               Menlo Park, CA 94025


                                     Second Ventures II, L.P.
                                     By Presidio Management Group IV, L.P.
                                     Its General Partner


                                     By_________________________________________

                                     Title______________________________________

                                     Address:  2180 Sand Hill Road
                                               Suite 300
                                               Menlo Park, CA 94025


                                     USVP Entrepreneur Partners II, L.P.
                                     By Presidio Management Group IV, L.P.
                                     Its General Partner


                                     By_________________________________________

                                     Title______________________________________

                                     Address:  2180 Sand Hill Road
                                               Suite 300
                                               Menlo Park, CA 94025


       [SIGNATURE PAGE TO AMENDMENT NO. 2 TO INVESTORS' RIGHTS AGREEMENT]

                                              Venrock Associates


                                              By
                                                --------------------------------

                                              Title    General Partner
                                                   -----------------------------

                                              Address:  755 Page Mill Road
                                                        Palo Alto, CA 94304



                                              Venrock Associates II, L.P.


                                              By
                                                --------------------------------

                                              Title    General Partner
                                                   -----------------------------

                                              Address:  755 Page Mill Road
                                                        Palo Alto, CA 94304


       [SIGNATURE PAGE TO AMENDMENT NO. 2 TO INVESTORS' RIGHTS AGREEMENT]

                                      Norwest Equity Partners V,
                                      a Minnesota Limited Liability Partnership
                                      By: Itasca Partners V, L.L.P., General
                                      Partner


                                      By________________________________________
                                      George Still, Jr., Partner

                                      Address:  245 Lytton Ave., Suite 250,
                                                Palo Alto, California 94301-1426


                                      Chase Venture Capital Associates, L.P.,
                                      (formerly known as Chemical Venture
                                      Capital Associates, A California Limited
                                      Partnership)
                                      By: Chase Venture Partners (formerly
                                      known as Chemical Venture Partners),
                                      Its General Partner


                                      By________________________________________

                                      Title_____________________________________

                                      Address:  380 Madison Ave., 12th Floor
                                                New York, New York 10017



                                      Intel Corporation


                                      By________________________________________

                                      Title_____________________________________

                                      Address:  2200 Mission College Blvd.
                                                Santa Clara, CA 95052-8119


       [SIGNATURE PAGE TO AMENDMENT NO. 2 TO INVESTORS' RIGHTS AGREEMENT]

                                    EXHIBIT A


                      [Attach Investors' Rights Agreement]

                               AMENDMENT NO. 3 TO

                          INVESTORS' RIGHTS AGREEMENT


         This Amendment No. 3 (the "Amendment") to the Investors' Rights Agreement dated as of September 12, 1996, as amended as of November 25, 1996, as amended December 18, 1996, is made and entered into as of March 27, 1997 by and among 3Dfx Interactive, Inc. (the "Company"), the holders of a majority of the outstanding Registrable Securities (as defined in the foregoing Investors' Rights Agreement, the "Agreement") of the Company. This Amendment is intended to be an amendment to the Agreement to amend the lock-up provisions of the Agreement. This Amendment shall become effective as to the Company and all Holders as of the date hereof. All capitalized terms used, but not defined, herein shall have the same meanings ascribed to them in the Agreement.

                                    RECITALS

         A. The Company is currently contemplating the registration of shares of its Common Stock for sale to the public.

         B. In connection with such registration, the underwriters have advised the Company that current market conditions require the lock up of shares held by the Holders be extended until the later of (i) 180 days after the effective date of the Registration Statement or (ii) the open of market on the third trading day following the date of public disclosure of the Company's financial results for the fiscal year ending December 31, 1997, rather than 120 days.

         C. The Company wishes to obtain the consent of the Holders of a majority of Registrable Securities currently outstanding to amend Section 1.8 of the Agreement with respect to such lock-up provisions.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the parties agree as follows:

         1. Section 1.8 of the Agreement is hereby amended to read in its entirety as follows, with the changes thereto underlined:

                 "1.8     Lock-Up Provision.       Upon receipt of a written
                 request by the Company or by its underwriters, the Holders shall not sell, sell short, grant an option to buy, or otherwise dispose of shares of the Company's Common Stock or other securities (except for any such shares included in the registration) until the later of (i) one hundred and eighty
                 (180) days after the effective date of the Registration Statement or (ii) the open of market on the third trading day following the date of public disclosure of the Company's financial results for the fiscal year ending December 31, 1997 (the "Lock-Up Period") (other than any transfer of shares as a bona fide gift or gifts, or by will or intestacy or, if the Holder is a partnership or corporation, any distribution by such partnership or corporation to its partners or shareholders provided that the distributees thereof agree in writing to be bound by the terms of this Lock-Up Agreement, or with the prior written consent of the managing underwriter); provided, however, that such Holder shall have no obligation to enter into the agreement described in this Section unless all executive officers and directors of the Company and all other Holders and holders of other registration rights from the Company enter into similar agreements. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said Lock-Up Period."

         2. Except as amended as set forth in this Amendment, the Agreement shall continue in full force and effect. This Amendment may be executed in counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                                        3Dfx INTERACTIVE, INC.



                                        By: ____________________________________

                                        Title: _________________________________


                                        ________________________________________
                                        Greg Ballard



                                        JON H. BEEDLE & SANDRA L. BEEDLE
                                        FAMILY TRUST DATED 6/12/91




                                        By: ____________________________________


                                        BELL FAMILY TRUST




                                        By: ____________________________________

                                        Donald Bell

                                        WILLIAM A. BENNETT & KAREN L.
                                        BENNETT REVOCABLE TRUST DTD 6/30/88




                                        By: ____________________________________



                                        ________________________________________
                                        Lise J. Buyer



                                        ________________________________________
                                        Gordon Campbell


                                        GENE PEARCE CARTER AND PATRICIA
                                        JO-ANN CARTER, TRUSTEES, CARTER
                                        FAMILY TRUST




                                        By: ____________________________________


                                        By: ____________________________________


                                        CHARTER VENTURES II. L.P.



                                        By: ____________________________________

                                        Title: _________________________________

                                        CHASE VENTURE CAPITAL ASSOCIATES,
                                        L.P.



                                        By: ____________________________________

                                        Title: _________________________________


                                        CHEMICAL VENTURE CAPITAL
                                        ASSOCIATES



                                        By: ____________________________________

                                        Title: _________________________________


                                        ________________________________________
                                        Richard E. Christopher



                                        ________________________________________
                                        Sherman Cunningham



                                        ________________________________________
                                        Brian J. Currie



                                        ________________________________________
                                        Russell Devore



                                        ________________________________________
                                        John J. and Janice K. Dorris

                                        _______________________________________
                                        Stephanie C. Dorris



                                        _______________________________________
                                        David J. Fisher



                                        _______________________________________
                                        Darryl Foster



                                        _______________________________________
                                        Marc A. Friend


                                        EDWARD L. GELBACH, TRUSTEE OF THE
                                        EDWARD L. GELBACH 1987 TRUST



                                        By: ___________________________________

                                        Title: ________________________________



                                        _______________________________________
                                        Leslie T. Harlan



                                        _______________________________________
                                        Leslie J. Hauser



                                        _______________________________________
                                        Greogry J. Hedman

                                        _______________________________________
                                        Michael F. Hornig


                                        INTEL CORPORATION



                                        By: ___________________________________

                                        Title: ________________________________



                                        _______________________________________
                                        Henri Jarrat


                                        STEPHEN C. JOHNSON & MARTHA W.
                                        JOHNSON, TRUSTEES, JOHNSON FAMILY
                                        TRUST



                                        By: ___________________________________



                                        _______________________________________
                                        Marc E. Jones



                                        _______________________________________
                                        Adam C. Joseph



                                        _______________________________________
                                        Eddie Kawamura


                                        _______________________________________
                                        Jeffrey P. Kellman

                                        _______________________________________
                                        Marian Klein



                                        _______________________________________
                                        Frank S. Madren



                                        _______________________________________
                                        Jatinder Makker



                                        _______________________________________
                                        Gary F. Martin


                                        MARVER LIVING TRUST DTD 12/24/92,
                                        JAMES D. MARVER, TRUSTEE


                                        By: ___________________________________



                                        _______________________________________
                                        George E. Miller, Jr.



                                        _______________________________________
                                        Greg J. Moran



                                        _______________________________________
                                        Koji Morihiro

                                        NORWEST EQUITY PARTNERS V



                                        By _____________________________________

                                        Title __________________________________



                                        ________________________________________
                                        James K. O'Brien



                                        ________________________________________
                                        Henry O'Hara



                                        ________________________________________
                                        John Payne



                                        ________________________________________
                                        Robert G. Pipkin



                                        ________________________________________
                                        P. Kurt & Theresa O. Preising



                                        ________________________________________
                                        Lawrence F. Probst III


                                        ________________________________________
                                        Stephen M. Race

                                        ________________________________________
                                        Michael D. Redden



                                        ________________________________________
                                        Phillip H. Ribbs



                                        ________________________________________
                                        Stephen H. & Sylvie Ribbs


                                        S.C. CUBED INVESTMENT PARTNERSHIP



                                        By _____________________________________

                                        Title __________________________________


                                        ________________________________________
                                        Jan B. Schwartz



                                        ________________________________________
                                        David E. Scott


                                        SEGA ENTERPRISES, LTD.



                                        By _____________________________________

                                        Title __________________________________

                                        THE SOBRATO 1979 REVOCABLE TRUST



                                        By _____________________________________

                                        Title __________________________________


                                        ________________________________________
                                        Gregory Sollers



                                        ________________________________________
                                        Lauree A. Stangel



                                        ________________________________________
                                        Bernard Stolar



                                        ________________________________________
                                        Dolores Stone



                                        ________________________________________
                                        Richard Stubblefield



                                        ________________________________________
                                        George S. Taylor



                                        ________________________________________
                                        Jeffrey A. Thomas

                                        ________________________________________
                                        Dennis Thorley



                                        ________________________________________
                                        John J. Tretton III


                                        UMAX DATA SYSTEMS, INC.



                                        By _____________________________________

                                        Title __________________________________



                                        ________________________________________
                                        Ivonne Valdes


                                        VENROCK ASSOCIATES


                                        By _____________________________________

                                        Title __________________________________


                                        VENROCK ASSOCIATES II, L.P.


                                        By _____________________________________

                                        Title __________________________________

                                        BERNARD V. AND THERESA V.
                                        VONDERSCMITT JOINT DECLARATION OF
                                        TRUST DATED 01/04/96



                                        By _____________________________________

                                        Title __________________________________


                                        WESTERN WIDGETS C.N.C. INC.



                                        By _____________________________________

                                        Title __________________________________




                                        ________________________________________
                                        Douglas A. Westley



                                        ________________________________________
                                        Stephen J. Zelencik


                                        MITSUI & CO., LTD., MITSUI COMTEK
                                        CORPORATION



                                        By _____________________________________

                                        Title __________________________________

                                        ________________________________________
                                        John Montgomery



                                        ________________________________________
                                        Linda P. Montgomery


                                        GCA INVESTMENTS 96



                                        By _____________________________________

                                        Title __________________________________


                                        USVP ENTREPRENUER PARTNERS II, L.P.
                                        SECOND VENTURES II, L.P.
                                        U.S. VENTURE PARTNERS IV, L.P.


                                        By _____________________________________

                                        Title __________________________________


                                        LIGHTHOUSE CAPITAL PARTNERS, L.P.


                                        By _____________________________________

                                        Title __________________________________


                                        MMC/GATX PARTNERSHIP NO. 1



                                        By _____________________________________

                                        Title __________________________________

                                        SILICON VALLEY BANK



                                        By _____________________________________

                                        Title __________________________________


                                        TAIWAN SEMICONDUCTOR
                                        MANUFACTURING COMPANY, LTD.



                                        By _____________________________________

                                        Title __________________________________